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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File Nos. 333-05009, 333-74733, and 333-82755) of Eclipse Surgical Technologies, Inc. of our report dated January 27, 2000 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.




PricewaterhouseCoopers LLP
San Jose, California
March 28, 2000